UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2007

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Shaw Group Inc., a Louisiana corporation (the "Company" or "Shaw"), entered into a Waiver dated as of November 27, 2007, which is described in more detail below, and a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference (the "Waiver"), with respect to that certain Credit Agreement dated April 25, 2005, among the Company, as borrower; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman Islands branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; Regions Bank as co-documentation agent, Merrill Lynch Pierce, Fenner & Smith, Incorporated, as co-documentation agent, the guarantors signatory thereto and the other lenders signatory thereto (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2005) (the "Credit Agreement"), as amended by Amendment No. 1 dated October 3, 2005 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 4, 2005) ("Amendment No. 1"), Amendment No. 2 dated February 27, 2006 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 28, 2006) ("Amendment No. 2"), Amendment No. 3 dated June 20, 2006 (previously filed as Exhibit 10.38 to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2006) ("Amendment No. 3), and Amendment No. 4 dated October 13, 2006 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 18, 2006) ("Amendment No. 4", and together with the Credit Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3, the "Amended Credit Agreement"). Capitalized terms not defined herein have the meanings specified in the Amended Credit Agreement.

As previously reported by the Company in its Current Report on Form 8-K filed on September 6, 2007, and in a corresponding press release of the same date, the Company and the Lenders entered into a Waiver dated as of August 30, 2007 (the "Existing Waiver"), by and between the Company and the Agent (pursuant to authority granted by the Required Lenders) pursuant to which the Agent agreed to waive compliance with Section 6.1(a) and 6.1(b) of the Amended Credit Agreement to the extent that the Company’s financial statements that were furnished to the Lenders for the fiscal year ended August 31, 2006 (including each fiscal quarter in such fiscal year) (the "FY2006 Financials") and for the first quarter of fiscal year 2007 (the "Q12007 Financials") were not prepared in accordance with generally accepted accounting principles as in effect at such time, and pursuant to which the Company agreed to deliver restatements (the "Restatements") of the FY2006 Financials and the Q12007 Financials by November 30, 2007.

Despite the Company’s efforts, the Company will be unable to meet the November 30, 2007 deadline provided for in the Existing Waiver to furnish the Lenders the Restatements. In addition, the Company has advised the Lenders that it is unlikely the Company will be able to furnish its audited consolidated financial statements for the fiscal year ended August 31, 2007 (or its unaudited consolidated financial statements for the final fiscal quarter of such fiscal year) (collectively, the "FY2007 Financials") to the Lenders within 90 days after the end of such fiscal year, as required by Sections 6.1(a) and 6.1(b) of the Amended Credit Agreement. Unless the Company obtains another waiver from the Lenders, the Company’s failure to furnish the Lenders the Restatements within the period under the Existing Waiver, and its failure to furnish the FY2007 Financials to the Lenders within 90 days after the end of such fiscal year, would constitute violations of certain debt covenants under the Amended Credit Agreement.

Because the Company will be unable to comply with the deadline provided for under the Existing Wavier for furnishing the Restatements, and will also be unable to comply with the deadline to furnish the FY2007 Financials within 90 days after the end of fiscal year 2007, the Company requested, and the Agent (acting with the written consent of the Required Lenders) under the Amended Credit Agreement agreed to, an extension of the deadline under the Existing Waiver for delivery of the Restatements, and an extension of the deadline to furnish the FY2007 Financials.

In recognition of the foregoing, the Company and the Agent (acting with the written consent of the Required Lenders) entered into the Waiver pursuant to which the Agent, on behalf of the Lenders, agreed to (i) solely with respect to the Company’s previously furnished financial statements for the fiscal year ended August 31, 2006 (including each fiscal quarter in such fiscal year) and the first quarter of fiscal 2007, extend the deadline under the Existing Waiver for delivery of the Restatements until December 31, 2007; and (ii) solely with respect to the Company’s fiscal year ended August 31, 2007 and fiscal quarter ended on such date, waive compliance by the Company with the 90 day period set forth in Sections 6.1(a) and 6.1(b) of the Amended Credit Agreement, and the Company covenanted and agreed to furnish to the Lenders its financial statements required under Sections 6.1(a) and 6.1(b) of the Amended Credit Agreement (and accompanied by the other certificates and information required under Sections 6.1(d), 6.1(k) and 6.1(l) of the Amended Credit Agreement), on or before December 31, 2007.

The Waiver became effective upon (i) execution by the Company and by the Agent; and (ii) payment by the Company of any expenses the Company shall have agreed to pay to any Lender or the Agent in connection with the Wavier (including, without limitation, legal expenses of counsel to the Agent); provided that, the Waiver shall cease to be in effect if (but only if), (a) the Company fails to furnish to the Lenders the financial statements, certificates and information referred to above on or before December 31, 2007; or (b) the Restatements reveal that the Company failed to satisfy any financial covenant during the related period or if the Restatements are not furnished to the Lenders on or before December 31, 2007. The Company is making every effort to furnish the Lenders the required financial statements, certificates and other information and restatements referred to above on or before December 31, 2007.

The summary of the provisions of the Waiver is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 26, 2007, the Company received a written notice from the NYSE Regulation, Inc. (the "NYSE"), stating that the Company is not in compliance with the NYSE’s continuing listing criteria under Section 802.01E of the NYSE Listed Company Manual, because the Company failed to timely file its annual report on Form 10-K for the fiscal year ended August 31, 2007. Under Section 802.01E, the NYSE will monitor the status of the Company’s late filing and related public disclosures for up to a six-month period. If the Company does not file its annual report on Form 10-K within six months from the filing due date, the NYSE may, in its sole discretion, either allow the Company’s securities to trade for up to an additional six months depending on specific circumstances, as outlined in the rule, or, if the NYSE determines that an additional six-month trading period is not appropriate, commence suspension and delisting procedures of the Company’s securities, which includes the Company’s no par value common stock (NYSE symbol: SGR). The Company currently expects to file its annual report on Form 10-K prior to the expiration of this monitoring period.

Item 8.01 Other Events.

On November 30, 2007, the Company issued a press release announcing an intention to file its fiscal 2007 financial results with the Securities and Exchange Commission by December 4, 2007. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as Exhibits to this Current Report on Form 8-K.

10.1 Waiver dated as of November 27, 2007, among the Company, as borrower; BNP Paribas, as administrative agent; in respect of that certain Credit Agreement dated April 25, 2005, as amended.

99.1 Press Release dated November 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

November 30, 2007	By:	Clifton S. Rankin

Name: Clifton S. Rankin
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Waiver dated as of November 27, 2007, among the Company, as borrower; BNP Paribas, as administrative agent; in respect of that certain Credit Agreement dated April 25, 2005, as amended.
99.1	99.1 Press Release dated November 30, 2007.